UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2021

CONSTELLATION ACQUISITION CORP I
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Westchester Ave Suite 407A Port Chester, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 914 615 9912

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on May 27, 2021 in the Current Report on Form 10-Q filed by Constellation Acquisition Corp I (the “Company”), on April 12, 2021 the Staff of the U.S. Securities and Exchange Commission (the “SEC”) released the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). The Staff Statement sets forth the conclusion of the SEC’s Office of the Chief Accountant that certain provisions included in the warrant agreements entered into by many SPACs, such as the Company, require such warrants to be accounted for as liabilities measured at fair value, rather than as equity securities, with changes in fair value during each financial reporting period reported in earnings. The Company has previously classified its private placement warrants and public warrants as equity.

Given the scope of the process for evaluating the impact of the Staff Statement on the Company’s financial statements, the Company was unable to complete and file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Quarterly Report”) by the required due date of May 17, 2021. On May 17, 2021, the Company filed a Form 12b-25 Notification of Late Filing with the SEC related to the Quarterly Report. On May 27, 2021, the Company filed its Quarterly Report on Form 10-Q.

On May 25, 2021, the Company received a notice (the “Notice”) from the New York Stock Exchange (“NYSE”) indicating that as a result of the Company’s failure to timely file its Quarterly Report, the Company no longer complies with the continued listing requirements set forth in Section 802.01E of the NYSE Listed Company Manual.

The Company subsequently cured its non-compliance with the filing of its Quarterly Report on Form 10-Q on May 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ACQUISITION CORP I

Date: May 28, 2021	By:	/s/ Klaus Kleinfeld
Name: Klaus Kleinfeld
Title: Chief Executive Officer